Exhibit 99.1

December 29, 2008

Mark Daniels
4521 PGA Blvd. #350
Palm Beach Gardens, FL 33418

Re: Tactical Air Defense Annual Meeting of Shareholders

Dear Mr. Daniels:

In connection with the 2008 Annual Meeting of Shareholders of Tactical Air Defense, Inc. Transfer Online, Inc. has prepared the enclosed tabulation report.

This report covers Common and Preferred Shares, represented by the attached exhibits as follows:

● Exhibit A – Vote Report of Common Shareholders

● Exhibit B – Vote Report of Preferred Shareholders, including those recorded by Tactical Air Defense.

● Exhibit C – Final Tabulation Report, covering both preferred and common shares.

I certify that the attached reports accurately represent the votes received by Transfer Online, Inc.

Please contact me if you have any questions regarding this information.

Sincerely,

Records Administrator

317 SW Alder Street  ●  2nd Floor  ●  Portland. OR 97204

EXHIBIT A

Transfer Online, Inc

317 SW Alder Street, 2nd Floor
Portland, OR 97204

503.227.2950	503.227.6874
info@transferOnline.com	www.transferOnline.com

Proxy Voting Detail

Tactical Air Defense Services, Inc.	Report Date: 12-29-2008
Annual Meeting

Security:	Common
Authorized:	1,000,000,000
Issued:	904,703,856
Outstanding:	904,703,856
Record Date:	11-24-2008
Mailing Date:	12-09-2008
Meeting Date:	12-28-2008

Proposition Key

1.	ELECTION OF DIRECTORS. Nominee:
	a.	Mark Daniels
	b.	Peter Maffitt
	c.	Charles Deangelo

2.	Proposal to Ratify the Appointment of Lawrence Scharfman & Co., CPA P.A. as Independent Auditor.

3.	Proposal to increase the Company’s authorized shares of Common Stock from one billion shares to three billion shares and...

4.	Proposal to change our name from Tactical Air Defense Services, Inc. to AeroGroup Incorporated.

Reg ID	Registrant	Total Shares	1a	1b	1c	2	3	4

299-367	Mark Daniels Irrevocable Trust III	205,456,395	YES	ABS	ABS	NO	YES	YES
273-013	International Tactical Training Center,	45,000,000	YES	ABS	ABS	NO	YES	YES
306-268	Fears Family Trust	45,000,000	YES	YES	YES	YES	YES	YES
306-271	Gary Fears Trust	45,000,00	YES	YES	YES	YES	YES	YES
299-369	NATA	40,000,000	YES	ABS	ABS	NO	YES	YES
306-259	Dilair	37,406,278	YES	YES	YES	YES	YES	YES
289-861	Alexis Korybut	30,000,000	YES	YES	YES	YES	YES	YES
291-767	Joint Strategy Group, Inc.	25,566,452	YES	YES	YES	YES	YES	YES
306-262	International Associates	25,000,000	YES	YES	YES	YES	YES	YES
306-292	Drae Holdings LLC	22,512,827	YES	YES	YES	YES	YES	YES
259-231	AeroGroup Incorporated	14,989,800	YES	ABS	ABS	NO	YES	YES
276-648	Cambar & Associates	10,500.000	YES	ABS	ABS	NO	YES	YES
236-640	Innovation Strategies LP	9,643,867	YES	YES	YES	YES	YES	YES	Certified by:	12-29-08
306-267	Kristen Zankl	6,000,000	YES	YES	YES	YES	YES	YES		Transfer Online , Inc.

Transfer Online, Inc
Proxy Details	Page: 2

Reg ID	Registrant	Total Shares	1a	1b	1c	2	3	4

276-553	Michael Korybut	5,018,178	YES	YES	YES	YES	YES	YES
291-768	Federal Financial Partners, LLC	4,535,000	YES	ABS	ABS	NO	YES	YES
276-555	Plumtree Capital Management LLC	4,076,500	YES	YES	YES	YES	YES	YES
306-264	Larry Lucas	4,000,000	YES	YES	YES	YES	YES	YES
306-256	Plumtree Capital Management	3,948,795	YES	YES	YFS	YES	YES	YES
269-060	Victor Miller	3,210,000	YES	ABS	ABS	NO	YES	YES
306-263	Tim Heuer	3,000,000	YES	YES	YES	YES	YES	YES
276-647	Northrop Defense Consulting Corp	2,800,000	YES	ABS	ABS	NO	YES	YES
306-265	Conor Lucas	2,000,000	YES	YES	YES	YES	YES	YES
306-266	Nora Lucas	2,000,000	YES	YES	YES	YES	YES	YES
306-291	Nancy Rydgig	2,000,000	YES	YES	YES	YES	YES	YES
306-293	Juno Moon	2,000,000	YES	YES	YES	YES	YES	YES
306-294	Dare 2B Fearless	2,000,000	YES	YES	YES	YES	YES	YES
269-772	Mark Daniels	1,600,000	YES	ABS	ABS	NO	YES	YES
276-556	Peter C. Maffitt	1,521,693	YES	YES	YES	YES	YES	YES
269-065	Fred Daniels	1,505,000	YES	ABS	ABS	NO	YES	YES
289-862	Lawrence Cusack	1,000,000	YES	YES	YES	YES	YES	YES
299-375	Donald Goldstein	1,000,000	YES	YES	YES	YES	YES	YES
306-272	Chris Fazio	1,000,000	YES	YES	YES	YES	YES	YES
306-285	Chuck DeAngelo	1,000,000	YES	YES	YES	YES	YES	YES
306-286	Starr Hedrick	1,000,000	YES	YES	YES	YES	YES	YES
306-287	Chad Presnell	1,000,000	YES	YES	YES	YES	YES	YES
306-288	Karen Serzen	1,000,000	YES	YES	YES	YES	YES	YES
306-289	Sonya Deango	1,000,000	YES	YES	YES	YES	YES	YES
269-059	Federal Financial Partners, LLC	840,000	YES	ABS	ABS	NO	YES	YES
273-169	Dil Air Inc.	671,672	YES	YES	YES	YES	YES	YES
306-257	Katherine M. Korybut	500,318	YES	YES	YES	YES	YES	YES
306-258	Charlotte C. Korybut	500,318	YES	YES	YES	YES	YES	YES
271-245	North American Tactical Aviation, Inc.	500,000	YES	ABS	ABS	NO	YES	YES
305-532	Brian Schmitt	400,000	YES	YES	YES	YES	YES	YES
269-063	Arlene Rangel	320,000	YES	ABS	ABS	NO	YES	YES
299-373	Brad Baker	250,000	YES	YES	YES	YES	YES	YES
300-924	JOHN MILLER	200,000	YES	YES	YES	YES	YES	YES
258-582	William Richard Down	121,429	YES	YES	YES	YES	YES	YES
305-533	Jerry McEwen	100,000	YES	YES	YES	YES	YES	YES
300-922	ROGER L COOK	66,668	YES	YES	YES	YES	YES	YES
258-586	Katherine Jenkins	55,141	YES	YES	YES	YFS	YES	YES
286-113	John Miller	50,000	YES	YES	YES	YES	YES	YES
263-728	Martin Tilley	28,100	YES	YES	YES	YES	YES	YES
277-660	John Powell	27,143	YES	YES	YES	YES	YES	YES
276-287	Innovation Strategies	25,001	YES	YES	YES	YES	YES	YES
278-710	Terence Manweiler	24,734	YES	ABS	ABS	NO	YES	YES
272-832	Ian Whitehouse	20,600	YES	YES	YES	YES	NO	NO
286-109	Roger L. Cook	16,667	YES	YES	YES	YES	YES	YES
277-661	Chris Donovan	4,342	YES	YES	YES	YES	YES	YES
277-666	Michael Swallow	4,342	YES	YES	YES	YES	YES	YES
258-577	Harold Iles	4,286	YES	YES	YES	YES	YES	YES
277-675	Jane Moore	4,284	YES	YES	YES	YES	YES	YES
263-232	Michael Oliver	4,000	YES	YFS	YFS	YES	YES	YES

Total Shareholders:63		Total Shares Voted: 620,029,830

Depository

Fast Balance CEDE & CO			Total Shares Voted = 5,867,656

Transfer Online, Inc	Page: 3
Proxy Details

Depository

Proposal		% Voted	Yes	No	Abs	Result

la	Mark Daniels	0.65%	5,849,656	0	18,000	YES
1b	Peter Maffitt	0.65%	5,849,656	0	18,000	YES
1c	Charles Deangelo	0.65%	5,849,656	0	18,000	YES
2	Proposal to Ratify the Appointment of	0.65%	5,861,656	0	6,000	YES
3	Proposal to increase the Company’s aut	0.65%	5,357,468	510,188	0	YES
4	Proposal to change our name from Tac	0.65%	5,551,656	316,000	0	YES

Transfer Online, Inc
317 SW Alder Street, 2nd Floor
Portland, OR 97204
503.227.2950	503.227.6874
info@transferOnline.com	www.transferOnline.com

Proxy Voting Summary

Tactical Air Defense Services, Inc.	Report Date: 12-29-2008
Annual Meeting

Security:	Common
Authorized:	1,000,000,000
Issued:	904,703,856
Outstanding:	904,703,856
Record Date:	11-24-2008
Mailing Dale:	12-09-2008
Meeting Date:	12-28-2008

	For		Withhold	Shares Voted	Percent of Outstanding Voted	Result of Shares Voted

ELECTION OF DIRECTORS. Nominee:				625,897,486	69.18%
Mark Daniels	625, 879,486		18,000			For	(100.00%)
Peter Maffitt	294,598,557		331,298,929			Abstain	(52.93%)
Charles Deangelo	294,598,557		331,298,929			Abstain	(52.93%)

	For	Against	Abstain	Shares Voted	Percent of Outstanding Voted	Result of Shares Voted

Proposal to Ratify the Appointment of Lawr	294,610,557	331,280,929	6,000	625,897,486	69.18%	Against	(52.93%)
Proposal to increase the Company’s authoriz	625,366,698	530,788	0	625,897,486	69.18%	Yes	(99.92%)
Proposal to change our name from Tactical	625,560,886	336,600	0	625,897,486	69.18%	Yes	(99.95%)

Total Shares Voted:	625,897,486
Total Percent Voted:	69.18%

A Quorum Exists

Exhibit B

Preferred Votes
Reg ID	Name	Shares	Votes	1a Yes	1b No	1c No	2 No	3 Yes	4 Yes
269-059	Federal Financial Partners, LLC	4,000,000	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000
269-060	Victor Miller	2,400,000	60,000,000	60,000,000	60,000,000	60,000,000	60,000,000	60,000,000	60,000,000
TADS	Michael Canello	2,400,000	60,000,000	60,000,000	60,000,000	60,000,000	60,000,000	60,000,000	60,000,000
TADS	Fred Daniels	4,800,000	120,000,000	120,000,000	120,000,000	120,000,000	120,000,000	120,000,000	120,000,000
Totals:		13,600,000	340,000,000	340,000,000	340,000,000	340,000,000	340,000,000	340,000,000	340,000,000

Certified By:		12-29-08
Transfer Online, Inc.

Exhibit C

Common Votes (Exhibit A)
Shares	Votes	1a Yes	1aNo	1b Yes	1b No	1c Yes	1c No	2 Yes	2 No	2 Abs	3 Yes	3 No	4 Yes	4 No
625,897,486	625,897,486	625,879,486	18,000	294,598,557	331,298,929	294,598,557	331,298,929	294,610,557	331,280,929	6,000	625,366,698	530,788	625,560,886	336,600
Preferred Votes (Exhibit B)
Shares	Votes	1a Yes	1a No	1b Yes	1b No	1C Yes	1c No	2 Yes	2 No	2 Abs	3 Yes	3 No	4 Yes	4 No
13,600,000	340,000,000	340,000,000	0	0	340000000	0	340000000	0	340000000	0	340000000	0	340000000	0
Totals
	Votes	1a Yes	la No	1b Yes	1b No	1c Yes	1c No	2 Yes	2 No	2 Abs	3 Yes	3 No	4 Yes	4 No
Sum	965,897,486	965,879,486	18,000	294,598,557	671,298,929	294,598,557	671,298,929	294,610,557	671,280,929	6,000	965,366,698	530,788	965,560,886	336,600
	Percentages	100.00%	0.00%	30,50%	69.50%	30.50%	69.50%	30.50%	69.50%	0.00%	99.95%	0.05%	99.97%	0.03%
	Results	√			√		√		√		√		√

Certified By:		12-29-08
Transfer Online, Inc.